UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2010

DARWIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21369	26-1762478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 N. West Shore Blvd, Suite 200, Tampa, FL 33607

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (702) 448-7113

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the ExchangeAct (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

(a)    On April 27, 2010, Darwin Resources Inc. by its Board of Directors (the “Company”) terminated the services of Bartolomei Pucciarelli, LLC (“Bartolomei”) as the Company’s independent registered public accounting firm.

The Company has provided Bartolomei with a copy of the disclosures in Form 8-K, filed May 3, 2010 with the Securities and Exchange Commission,  prior to the filing of the disclosures and has requested that Bartolomei furnish a letter addressed to the Securities and Exchange Commission stating whether or not Bartolomei agrees with the statements made therein and, if not, stating in which respects Bartolomei does not agree. Bartolomei has provided the letter, which is included as Exhibit 16.1 to this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

Exhibit 16.1	Consent of Independent Registered Accounting Firm dated May 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 2010

Darwin Resources, Inc.

By:  /s/ Richard Astrom
Name:  Richard Astrom
Title:  Chief Executive Officer